                                                                 EXHIBIT 99.1


                           WARRANT EXCHANGE AGREEMENT

        THIS WARRANT EXCHANGE AGREEMENT ("AGREEMENT") is made and entered into as of March 19, 2004 by and between Crown EMAK Partners, LLC, a Delaware limited liability company (the "INVESTOR"), and Equity Marketing, Inc., a Delaware corporation (the "COMPANY").

                                    RECITALS

        A. The Investor and the Company entered into a Securities Purchase Agreement, dated as of March 29, 2000 (the "PURCHASE AGREEMENT") pursuant to which the Company issued to the Investor the following warrants (collectively, the "PREFERRED WARRANTS") to purchase shares of Company's Series B Senior Cumulative Participating Convertible Preferred Stock ("SERIES B STOCK") and Series C Senior Cumulative Participating Convertible Preferred Stock ("SERIES C STOCK"): (i) warrant, dated March 29, 2000, to purchase 5,712 shares of Series B Stock, (ii) warrant, dated June 20, 2000, to purchase 6,288 shares of Series B Stock, (iii) warrant, dated March 29, 2000, to purchase 1,428 shares of Series C Stock, and (iv) warrant, dated June 20, 2000 to purchase 1,572 shares of Series C Preferred Stock.

        B. The Investor and the Company desire to provide for the exchange of the Preferred Warrants for warrants (collectively, the "COMMON WARRANTS") to purchase shares of the Company's common stock, $0.001 par value per share ("COMMON STOCK"), pursuant to the terms and conditions set forth in this Agreement (the "EXCHANGE TRANSACTIONS").

        C. The Investor and the Company intend that the issuance of the Common Warrants in exchange for the Preferred Warrants be exempt from registration pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended.

    For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

        1. Exchange of Warrants. Upon the terms and subject to conditions hereof:

                1.1 the Investor hereby agrees to sell, assign, transfer and deliver the Preferred Warrants to the Company in exchange for the issuance by the Company to the Investor of Common Warrants, in the form attached hereto as Exhibit A, to purchase the number of shares of Common Stock ("WARRANT SHARES"), at the respective exercise prices and having the respective expiration dates set forth below:

          Number of             Exercise Price       Expiration Date of
       Warrant Shares             Per Share           Common Warrant
       --------------           --------------       ------------------
          357,000                   $16.00             March 29, 2010
           79,333                   $18.00             March 29, 2010
          393,000                   $16.00              June 20, 2010
           87,333                   $18.00              June 20, 2010

                1.2 the Company agrees to issue and deliver to the Investor the Common Warrants in exchange for the Preferred Warrants.

        2. Closing. The closing of the Exchange Transactions (the "CLOSING") will occur concurrently with or as soon as reasonably practicable following the execution of this Agreement. At the Closing, (i) the Investor will deliver to the Company the Preferred Warrants, duly endorsed for transfer or accompanied by duly executed instruments of assignment and any other documents reasonably requested by the Company to effectuate the purposes of this Agreement; and (ii) the Company will deliver to the Investor the Common Warrants duly executed by an authorized officer of the Company. All acts, deliveries and confirmations comprising the Closing regardless of chronological sequence shall be deemed to occur contemporaneously and simultaneously upon the occurrence of the last act, delivery of confirmation of the Closing and none of such acts, deliveries or confirmations shall be effective unless and until the last of the same has occurred. The Preferred Warrants will be cancelled concurrent with the Closing

        3. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor as follows:

                3.1 Organization, Standing and Power. The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite power and authority to carry on its business as now being conducted.

                3.2 Authority; Binding Obligations. The Company has all requisite power and authority to enter into this Agreement and to consummate the Exchange Transactions. The execution and delivery of this Agreement by the Company and the consummation by the Company of the Exchange Transactions have been duly authorized by all necessary action on the part of the Company. This Agreement has been duly executed and delivered by, and constitutes the valid and binding obligation of, the Company, enforceable against the Company in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights of creditors generally and the effect of general principles of equity.

                3.3 Capitalization. The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock and 1,000,000 shares of preferred stock, $0.001 par value per share, of which 25,000 shares are designated as Series A Senior Cumulative Participating Convertible Preferred Stock ("SERIES A STOCK"), 12,000 shares are designated as Series B Stock and 3,000 shares are designated as Series C Stock. As of December 31, 2003, there were (i) 5,684,953 shares of Common Stock issued and outstanding, (ii) 3,150,708 shares of Common Stock held in the treasury of the Company or held by any subsidiary of the Company;
        (iii) 594,799 shares of Common Stock reserved for issuance under the Company's stock option plans upon exercise of authorized but unissued stock options; (iv) 2,287,178 shares of Common Stock issuable upon exercise of outstanding stock options issued under the Company's stock option plans; (v) 25,000 shares of Series A Stock issued and outstanding; and (vi) no shares of Series B Stock or Series C Stock issued or outstanding.

                3.4 Non-Contravention. The execution and delivery of this Agreement does not, and the consummation of the Exchange Transactions and compliance with the provisions hereof will not, conflict with, or result in any breach or violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of or "put" right with respect to any obligation or to loss of a benefit under, or result in the creation of any pledges, claims, liens, charges, encumbrances and security interests of any kind or nature (collectively, "LIENS") upon its properties or assets under (i) the Company's Certificate of Incorporation, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease, contract or other agreement, instrument, permit, concession, franchise or license applicable to the Company or any of its properties or assets which is material to the Company, each as amended to date or (iii) any judgment, order, decree, statute, law, ordinance, rule, regulation or arbitration award applicable to the Company, or its properties or assets, other than, in the case of clauses (ii) and (iii), any such conflicts, breaches, violations, defaults, rights, losses or Liens that individually or in the aggregate would not have a material adverse effect with respect to the Company or would not prevent or materially hinder or delay the ability of the Company to consummate the Exchange Transactions.

                3.5 Valid Issuance. The Common Warrants upon issuance pursuant to the terms of this Agreement, and the Warrant Shares upon receipt of the consideration called for in the Common Warrants, will be duly authorized, validly issued, fully paid and non-assessable and free and clear of any lien, security interest, option or other charge or encumbrance, and free of all preemptive and other third party rights.

        4. Representations of the Investor. The Investor represents to the Company that:

                4.1 Organization, Standing and Power. The Investor is duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite power and authority to carry on its business as now being conducted.

                4.2 Authority. The Investor has all requisite power and authority to enter into this Agreement and to consummate the Exchange Transactions. The execution and delivery of this Agreement by the Investor and the consummation by the Investor of the Exchange Transactions have been duly authorized by all necessary action on the part of the Investor. This Agreement and the has been duly executed and delivered by, and constitutes the valid and binding obligation of, the Investor, enforceable against the Investor in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights of creditors generally and the effect of general principles of equity.

                4.3 Noncontravention. The execution and delivery of this Agreement does not, and the consummation of the Exchange Transactions and compliance with the provisions hereof will not, conflict with, or result in any breach or violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of or "put" right with respect to any obligation or to loss of a benefit under, or result in the creation of Liens upon its properties or assets under, (i) the Investor's Certificate of Formation or operating agreement, each as amended to date, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease, contract or other agreement, instrument, permit, concession, franchise or license applicable to the Investor or any of its properties or assets which is material to the Investor, each as amended to date or (iii) any judgment, order, decree, statute, law, ordinance, rule, regulation or arbitration award applicable to the Investor, or its properties or assets, other than, in the case of clauses (ii) and (iii), any such conflicts, breaches, violations, defaults, rights, losses or Liens that individually or in the aggregate would not have a material adverse effect with respect to the Investor or would not prevent or materially hinder or delay the ability of the Investor to consummate the Exchange Transactions.

                4.4 Warrant Ownership. The Investor owns beneficially and of record, and has good and valid title to, the Preferred Warrants, free and clear of any Liens. There are no agreements affecting the right of the Investor to convey the Preferred Warrants to the Company and the Investor has the absolute right, authority, power and capacity to sell, assign and transfer the Preferred Warrants to the Company, free and clear of any Liens.

                4.5 Brokers. No broker, investment banker, financial advisor or other person, is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the Exchange Transactions based upon arrangements made by or on behalf of the Investor.

                4.6 Investor Status. The Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Common Warrants and the Warrant Shares and is able to bear the economic risks of such investment.

                4.7 Accredited Investor. The Investor is an "accredited investor" as defined in Rule 501(a) under the 1933 Act. The Investor is acquiring the Common Warrants for its own account and not with a view to any resale, distribution or other disposition of the Common Warrants (or the Common Stock issuable upon exercise thereof) in violation of the United States securities laws.

                4.8 No Other Agreements. The Investor has made no other agreements, arrangements or understandings concerning the Exchange Transactions or the Company or any of its subsidiaries with (a) any director, officer, employee or consultant of the Company or any of its subsidiaries, or (b) any stockholder beneficially owning at least 5% of the outstanding Common Stock.

        5. Covenants and Other Agreements.

                5.1 Elimination of Series B Stock and Series C Stock. The Company covenants and agrees that it will file with the Delaware Secretary of State, immediately following the Closing, a certificate setting forth the statements required pursuant to Section 151(g) necessary to eliminate from the Company's certificate of incorporation all matters set forth in the Certificate of Designation (as defined in the Purchase Agreement) with respect to the Series B Stock and the Series C Stock and that it will not issue any shares of Series B Stock or Series C Stock prior to the effectiveness of such filing.

                5.2 Standstill Agreement. Section 5.6 of the Purchase Agreement is hereby amended in the following respects:

                        (a) the date of March 29, 2005 shall be deemed to be March 29, 2010; and

                        (b) the capitalized term "Warrants" shall be deemed to refer to the Common Warrants as defined in this Agreement.

                5.3 Registration Rights Agreement. The Registration Rights Agreement (as defined in the Purchase Agreement) between the Investor and the Company, dated as of March 29, 2000, is hereby deemed amended to provide that the term "Registrable Securities" shall be deemed to include all shares of Common Stock issuable upon exercise of the Common Warrants.

                5.4 Legend; Stop Transfer. The Common Warrants issued in connection herewith, and the Warrant Shares issued upon exercise of the Common Warrants, will bear a legend substantially similar to the following:

                "THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. NEITHER THIS WARRANT NOR ANY INTEREST HEREIN NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (II) AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, SUCH EXEMPTION TO BE EVIDENCED BY SUCH DOCUMENTATION AS THE COMPANY MAY REASONABLY REQUEST."

                The Company will make a notation regarding the restrictions on transfer of the Common Warrants and the Warrant Shares in its books and the same may be transferred on the books of the Company only if transferred or sold pursuant to an effective registration statement under the Securities Act covering the securities to be transferred or an opinion of counsel satisfactory to the Company that such registration is not required.

                5.5 Public Announcements. The Investor and the Company will consult with each other before issuing, and provide each other the opportunity to review and comment upon, any press release or other public statements with respect to the Exchange Transactions, and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable law, court process or by obligations pursuant to any listing agreement with any national securities exchange or as are agreed upon in advance. The parties agree that the initial press release or releases to be issued with respect to the Exchange Transactions shall be mutually agreed upon prior to the issuance thereof.

        6. Miscellaneous.

                6.1 Entire Agreement. This Agreement, the Purchase Agreement (as amended hereby), the Registration Rights Agreement (as amended hereby) and the exhibits hereto and thereto and the other documents referenced herein and therein constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto and thereto.

                6.2 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

                6.3 Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by any of the parties without the prior written consent of the other parties. Any assignment in violation of the preceding sentence shall be void. Subject to the preceding two sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

                6.4 Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the State of Delaware or of the United States located in the State of Delaware in the event any dispute arises out of this Agreement or any of the Exchange Transactions, and each party agrees (a) it will not attempt to deny or defeat personal jurisdiction or venue in any such court by motion or other request for leave from any such court and (b) it will not bring any action relating to this Agreement or any of the Exchange Transactions in any court other than any such court.

                6.5 Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein, so long as the economic and legal substance of the Exchange Transactions are not affected in a manner materially adverse to any party hereto.

                6.6 Further Assurances. The parties agree (i) to furnish upon request to each other such further information, (ii) to execute and deliver to each other such other documents, and (iii) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

                6.7 Construction. In entering into this Agreement, each party represents and warrants that such party does so freely and voluntarily, after having had the opportunity to meet and confer with such party's respective attorneys regarding the contents and legal effect of this Agreement. Each party represents and warrants that such party has full power and authority to enter into and execute this Agreement. Every covenant, term, and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any party. In the event any claim is made by any party relating to any conflict, omission, or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or such party's counsel.

                6.8 Amendment. This Agreement may be amended by mutual agreement of the parties at any time, but only pursuant to an instrument in writing duly executed on behalf of each of the Company and the Investor.

                6.9 Counterparts. This Agreement may be executed concurrently in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

                            (Signature page follows)

        IN WITNESS WHEREOF, the Investor and the Company have caused this this Agreement to be signed by their respective officers hereunto duly authorized as of the date first written above.

                                            CROWN EMAK PARTNERS, LLC


                                            ------------------------------------
                                            Jeffrey S. Deutschman, its Manager



                                            EQUITY MARKETING, INC.

                                            By:
                                               ---------------------------------
                                               Donald A. Kurz, its Chief
                                               Executive Officer


                 (Signature page to Warrant Exchange Agreement)

                                                                       EXHIBIT A
                                                   to Warrant Exchange Agreement

                             FORM OF COMMON WARRANT

        THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. NEITHER THIS WARRANT NOR ANY INTEREST HEREIN NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (II) AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, SUCH EXEMPTION TO BE EVIDENCED BY SUCH DOCUMENTATION AS THE COMPANY MAY REASONABLY REQUEST.

Warrant to Purchase:
________ Shares of Common Stock

Dated: ________, 2004


                                     WARRANT

                      TO PURCHASE SHARES OF COMMON STOCK OF
                             EQUITY MARKETING, INC.

        THIS IS TO CERTIFY THAT Crown EMAK Partners, LLC, a Delaware limited liability company (the "INVESTOR"), is entitled, at any time prior to ________, 2010 (the "EXPIRATION DATE"), to purchase from Equity Marketing, Inc., a Delaware corporation (the "COMPANY"), ________ shares of the Company's Common Stock, $0.001 par value per share (the "COMMON Stock"), in whole or in part, at a purchase price of $______ per share (the "EXERCISE PRICE"), all on the terms and conditions and pursuant to the provisions hereinafter set forth. The Exercise Price is subject to adjustment as provided herein.

        This Warrant is one of four warrants of like tenor originally issued by the Company pursuant to the terms of a Warrant Exchange Agreement, dated March 19, 2004 (the "WARRANT EXCHANGE AGREEMENT"), between the Company and the Holder.

        1. Definitions.

        As used in this Warrant, the following terms have the respective meanings set forth below:

        "BUSINESS DAY" means any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

        "CLOSING PRICE" means, for each Trading Day, the last reported sale price on the Nasdaq National Market or, if the Common Stock is not quoted on the Nasdaq National Market, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose.

        "HOLDER" means Investor and any person or entity that acquires all or a portion of this Warrant from Investor or its transferees.

        "TRADING DAY" means any day in which the Nasdaq National Market or other applicable stock exchange or market is open for business.

        "TRADING PRICE" means the average of the Closing Prices of the Common Stock for the 20 consecutive Trading Days ending on the day before the day in question.

        "WARRANT PRICE" means an amount equal to (i) the number of shares of Common Stock being purchased upon exercise of this Warrant pursuant to Section 2.1, multiplied by (ii) the Exercise Price.

        "WARRANT SHARES" means the shares of Common Stock purchased by the Holder upon the exercise hereof.

        2. Exercise of Warrant.

               2.1. Manner of Exercise. At any time or from time to time from and after the date hereof and until 5:00 P.M., New York time, on the Expiration Date, Holder may exercise this Warrant, on any Business Day, for all or any part of the number of shares of Common Stock purchasable hereunder.

               In order to exercise this Warrant, in whole or in part, Holder shall deliver to the Company at its principal office at 6330 San Vicente Boulevard, Los Angeles, California 90048 (i) a written notice of Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, (ii) payment of the Warrant Price in immediately available funds (unless the Holder elects to exercise on a cashless basis pursuant to Section 2.2 below) and (iii) this Warrant. Such notice shall be substantially in the form appearing at the end of this Warrant as Exhibit A, duly executed by Holder. Upon receipt of the items specified in the second preceding sentence, the Company shall execute or cause to be executed and deliver or cause to be delivered to Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The stock certificate or certificates so delivered shall be in such denomination or denominations as Holder shall request in the notice and shall be registered in the name of Holder. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and

Holder shall be deemed to have become a holder of record of such shares for all purposes, as of the date the notice, together with the Warrant Price and this Warrant, are received by the Company as described above. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the right of Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of Holder, appropriate notation may be made on this Warrant and the same returned to Holder.

               2.2. Cashless Exercise. In lieu of exercising this Warrant in the manner set forth in Section 2.1 above, this Warrant may be exercised by the Holder, in whole at any time or in part from time to time prior to the Expiration Date, by surrendering the Warrant at the address set forth above, without payment of any other consideration, commission or remuneration, together with the notice appearing at the end of this Warrant, duly executed. The number of Warrant Shares to be issued by the Company shall be calculated using the following formula:

                                    X= Y(A-B)
                                       ------
                                         A

        Where         X =        the number of Warrant Shares to be issued to
                                 the Holder

                      Y = the number of Warrant Shares purchasable under this Warrant or, if this Warrant is being exercised in part, under the portion of the Warrant being exercised (at the date of the surrender of this Warrant and the notice form)

                      A = the Trading Price (at the date of the surrender of this Warrant and the notice form)

                      B = the Exercise Price (as adjusted to the date of the surrender of this Warrant and the subscription form)


               If this Warrant is exercised in part pursuant to this Section 2.2, this Warrant must be exercised for a number of whole shares of the Common Stock, and the Holder is entitled to receive a new Warrant covering the shares of Common Stock in respect of which this Warrant has not been exercised. Upon such exercise and surrender of this Warrant, the Company will (i) issue a certificate or certificates in the name of the Holder for the largest number of whole shares of the Common Stock to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, pay cash equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors of the Company shall determine) and (ii) deliver the other securities and properties receivable upon the exercise of this Warrant, or the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant.

               2.3. Shares to be Validly Issued. All shares of Common Stock issuable upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable. The Company shall be entitled to withhold any amounts required to be withheld under applicable law from any amounts to be paid to the Holder hereunder.

               2.4. No Fractional Shares. The Company shall not be required to issue fractions of shares upon the exercise of this Warrant, but in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, shall pay cash equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors of the Company shall determine).

        3. Adjustments.

               3.1. In case the Company shall (i) declare a dividend or make a distribution on its Common Stock payable in shares of its capital stock, (ii) subdivide its outstanding shares of Common Stock through stock split or otherwise, or (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, the number and/or nature of Warrant Shares purchasable upon exercise of each Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph (a) shall become effective retroactively as of the record date of such event.

               3.2. Merger, Consolidation or Disposition of Assets. In the case of any capital reorganization or reclassification of the capital stock of the Company or in the case of consolidation of the Company or the merger of the Company with or into any other entity or the sale or transfer of all or substantially all the assets of the Company pursuant to which the Common Stock is converted into other securities, cash or assets, upon consummation of such transaction, this Warrant shall automatically become exercisable for the kind and amount of securities, cash or other assets receivable upon the reorganization, reclassification, consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock into which this Warrant might have been converted immediately prior to such consolidation, merger, transfer or sale. Appropriate adjustment shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the Holder, to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

               3.3. Adjustments to Exercise Price. Whenever the number of shares of Warrant Shares purchasable upon the exercise of each Warrant is adjusted, as provided in this Section 3, the Exercise Price with respect to the Warrant Shares shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of shares of Common Stock purchasable upon the exercise of each Warrant immediately prior to such adjustment, and of which the denominator shall be the number of shares of Warrant Shares so purchasable immediately thereafter.

        4. No Impairment.

               The Company shall not by any action, including, without limitation, amending its Certificate of Incorporation or comparable governing instruments or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant and (b) obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

        5. Reservation and Authorization of Common Stock.

        From and after the date hereof, the Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. All shares of Common Stock which shall be so issuable, when issued upon exercise of any Warrant and payment therefor in accordance with the terms of such Warrant, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights.

        6. Transferability; Form of Warrants.

               6.1. Transfer. None of the Warrant nor the Warrant Shares issuable upon exercise hereof nor any interest therein may be offered, sold, transferred, pledged, hypothecated or otherwise disposed of, except pursuant to
(i) an effective registration statement under the Securities Act and any applicable state securities laws or (ii) an exemption from the registration requirements of the Securities Act and any applicable state securities laws, such exemption to be evidenced by such documentation as the Company may reasonably request, including an opinion of counsel, in writing and addressed to the Company (which counsel and opinion shall be reasonably satisfactory to the Company), that such transfer is not in violation of the Securities Act and any applicable state laws. The Company shall treat the Holder as the holder and owner hereof for all purposes, unless the Company has been given notice to the contrary. Subject to compliance with the transfer restrictions set forth above, upon the delivery to the Company at its principal corporate office of this Warrant along with a duly completed Assignment Form substantially in the form of Exhibit B hereto, the Company shall execute and deliver a new Warrant in the form of this Warrant, but registered in the name of the transferee, to purchase the Warrant Shares assigned to the transferee. In case the Holder shall assign this Warrant with respect to less than all of the Warrant Shares, the Company shall execute a new warrant in the form of this Warrant for the balance of the Warrant Shares and deliver such new warrant to the transferring Holder.

               6.2. Warrant Register; Ownership of Warrant. The Company will keep at its principal office a register in which the Company will provide for the registration of Warrants and the registration of transfers of Warrants. The Company may treat the person in whose name any Warrant is registered on such register as the owner thereof for all other purposes, and the Company shall not be affected by any notice to the contrary.

               6.3. Restrictive Legend. Each certificate for Warrant Shares shall be stamped or otherwise imprinted with the following legend:

               THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. NEITHER THIS SECURITY NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (ii) AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, SUCH EXEMPTION TO BE EVIDENCE BY SUCH DOCUMENTATION AS THE ISSUER MAY REASONABLY REQUEST.

               Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Securities Act ) shall also bear such legend unless, the holder of such certificate shall have delivered to the Company an opinion of counsel, in writing and addressed to the Company (which counsel and opinion shall be reasonably acceptable to the Company), that the securities represented thereby need no longer be subject to restrictions on resale under the Securities Act or any state securities laws.

               6.4. Registration Rights. The holder of Warrants and Warrant Shares shall have the registration rights set forth in the Registration Rights Agreement, dated as of March 29, 2000 between the Holder and the Company, as amended by the Warrant Exchange Agreement.

        7. Loss or Mutilation. Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to it, and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; provided, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

        8. Miscellaneous.

               8.1. Expiration. This Warrant shall expire and be of no further force and effect on the Expiration Date.

               8.2. Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid or by a nationally recognized overnight courier or by telecopy and confirmed by telecopy answerback, addressed as follows:

                        (a) If to the Holder, at its last known address appearing on the books of the Company maintained for such purpose:

               with a copy to:      Lerner & Squire, LLP
                                    500 Park Avenue, Suite 510
                                    New York, New York, 10022
                                    Attn: Kenneth B. Squire
                                    Facsimile: (212) 339-0054

                        (b) If to the Company at:

                                    6330 San Vicente Boulevard
                                    Los Angeles, California  90048
                                    Attn: Teresa L. Tormey, Esq.
                                      Sr. Vice President, General Counsel
                                      and Secretary
                                    Facsimile: (323) 930-8346

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served (i) on the date on which personally delivered, with receipt acknowledged, (ii) on the date on which telecopied and confirmed by written or telephonic acknowledgment, (iii) on the date set forth on the executed return receipt in the case of registered or certified mail or
(iv) on the next business day after the same shall have been deposited for overnight delivery with a nationally recognized overnight courier, provided that proof of receipt is received. Failure or delay in delivering copies of any notice, demand, request, approval, declaration, delivery or other communication to the Person designated above to receive a copy shall in no way adversely affect the effectiveness of such notice, demand, request, approval, declaration, delivery or other communication.

               8.3. No Rights as Shareholders. This Warrant shall not entitle the Holder to any rights as a stockholder of the Company.

               8.4. Successors and Assigns. Subject to the provisions of Section 3.2, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company.

               8.5. Amendment. This Warrant may be modified or amended or the provisions hereof waived only with the written consent of the Company and the Holder.

               8.6. Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant, provided that no such severance shall be effective if it would change the economic costs or benefits of this Warrant to the Company or the Holder.

               8.7. Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

               8.8. Governing Law. This Warrant shall be governed by the laws of the State of Delaware, without regard to the provisions thereof relating to conflict of laws.


        IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the date set forth below.

        Dated: March 19, 2004

                                      EQUITY MARKETING, INC.


                                      By:
                                         ---------------------------------------
                                         Donald A. Kurz, Chief Executive Officer

Acknowledged and Agreed:

CROWN EMAK PARTNERS, LLC


By:
   --------------------------------
   Jeffrey S. Deutschman, Manager

                                    EXHIBIT A

                                  EXERCISE FORM

        [To be executed only upon exercise of Warrant]

        The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of _____ Shares of Common Stock of Equity Marketing, Inc. and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of the undersigned, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.

        Check the following box in the case of a "cashless exercise" pursuant to
Section 2.2 [ ].


-----------------------------------
(Name of Registered Owner)

-----------------------------------
(Signature of Registered Owner)

-----------------------------------
(Street Address)

-----------------------------------
(City) (State) (Zip Code)

               NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                    EXHIBIT B

                                 ASSIGNMENT FORM

        [To be executed only upon transfer of Warrant]

For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto ____________________ the right represented by such Warrant to purchase __________________1 Warrant Shares and appoints _________________ Attorney to make such transfer on the books of Equity Marketing, Inc. maintained for such purpose, with full power of substitution in the premises.

Dated:
                                      ------------------------------------------
                                      (Signature must conform in all respects to name of holder as specified on the face of Warrant)

                                      ------------------------------------------
                                                  (Street Address)

                                      ------------------------------------------
                                      (City)          (State)        (Zip Code)
Signed in the presence of:

----------------------------

----------------------------



--------
1 Insert here the number of Warrant Shares as to which this Warrant is being assigned. In the case of a partial assignment, a new Warrant or Warrants will be issued and delivered, representing the unassigned portion of the warrant, to the holder surrendering the Warrant.